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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (date of earliest event reported): August 15, 2000


                               AMB PROPERTY, L.P.
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             (Exact name of registrant as specified in its charter)


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
               Delaware                                 001-14245                              94-3285362
     -----------------------------            ----------------------------         -------------------------------
    (State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer Identification
             Incorporation)                                                                    Number)
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             505 Montgomery Street, San Francisco, California 94111
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               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
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              (Registrants' telephone number, including area code)

                                       n/a
                          ------------------------------
          (former name or former address, if changed since last report)



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     This amendment is being filed to amend and restate the Current Report on
Form 8-K filed on August 16, 2000 in order to correct an error with respect to the size of our medium-term note program. We may issue up to $400,000,000 of medium-term notes under the program, not up to $4,000,000 as reported in the prior Current Report.

ITEM 5.  OTHER EVENTS

     On August 15, 2000, we commenced a medium-term note program for the possible issuance, from time to time, of up to $400,000,000 of medium-term notes, which will be guaranteed by AMB Property Corporation, our general partner, pursuant to a Registration Statement on Form S-3, File No. 333-68283, declared effective by the Securities and Exchange Commission on December 17, 1998, and supplemented by a prospectus supplement dated August 15, 2000. The medium-term notes are issuable pursuant to an Indenture by and among us, AMB Property Corporation and State Street Bank and Trust Company of California, N.A., as trustee, dated as of June 30, 1998, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, each dated as of June 30, 1998, and the Fourth Supplemental Indenture, dated as of August 15, 2000.

     On August 15, 2000, we entered into a Distribution Agreement (the form of which is attached hereto as Exhibit 1.1) with AMB Property Corporation, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., pursuant to which we appointed each of them as our agent for the purpose of soliciting and receiving offers to purchase the medium-term notes from us. In addition, any agent may also purchase medium-term notes as principal pursuant to a terms agreement relating to the applicable sale.

     We are filing with this amendment the Distribution Agreement, the Fourth Supplemental Indenture, which sets forth the terms of the medium-term notes, a form of fixed rate medium-term note and a form of floating rate medium-term note.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits:

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    Exhibit
    Number                   Description
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
      1.1 Distribution Agreement dated August 15, 2000 by and among AMB Property, L.P., AMB Property Corporation, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc.
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                                       2
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

      4.1 Fourth Supplemental Indenture, by and among AMB Property, L.P., AMB Property Corporation and State Street Bank and Trust Company of California, N.A., as trustee.

      4.2 Form of Fixed Rate Medium-Term Note, attaching the Form of Parent Guarantee.

      4.3 Form of Floating Rate Medium-Term Note, attaching the Form of Parent Guarantee.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMB Property, L.P.
                                             (Registrant)

                                   By:    AMB Property Corporation,
                                          its General Partner

Date:  November 6, 2000                   By:    /s/ Tamra Browne
                                             -----------------------------------
                                              Tamra Browne
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX

    Exhibit
      No.                  Description
    -------                -----------

      1.1          Distribution Agreement dated August 15, 2000 by and among
                   AMB Property, L.P., AMB Property Corporation, Morgan Stanley
                   & Co. Incorporated, Banc of America Securities LLC, Banc One
                   Capital Markets, Inc., Chase Securities Inc., Merrill Lynch,
                   Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities
                   Inc. and Salomon Smith Barney Inc.

      4.1          Fourth Supplemental Indenture, by and among AMB Property,
                   L.P., AMB Property Corporation and State Street Bank and
                   Trust Company of California, N.A., as trustee.

      4.2          Form of Fixed Rate Medium-Term Note.

      4.3          Form of Floating Rate Medium-Term Note.
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